Exhibit 99.1

NASDAQ: INM Suite 310-815 W. Hastings St. Vancouver, BC, Canada V6C 1B4 Tel: +1.604.669.7207 Email: info@inmedpharma.com www.inmedpharma.com

InMed Announces Appointment of Interim Chief Financial Officer and Change of Auditor

Vancouver, BC – December 12, 2022 – InMed Pharmaceuticals Inc. (“InMed” or the “Company”) (Nasdaq: INM), a leader in the pharmaceutical research, development and manufacturing of rare cannabinoids and cannabinoid analogs, today announces the Company has entered into a service contract (the “Contract”) with Brio Financial Group (“Brio”) to provide senior financial leadership and bookkeeping services. Pursuant to the Contract, Mr. Jonathan Tegge, a member of Brio, will assume the role of Interim Chief Financial Officer for the Company effective December 12, 2022.

Brio is a financial and management consulting group based in Bridgewater, New Jersey. The firm provides outsourced financial management and financial reporting support to small and middle market entities. Currently, the team provides consulting services to over 50 private and publicly traded companies.

Additionally, the Company announces that its auditor, KPMG LLP (“KPMG”), has resigned effective as of December 8, 2022, and that the Audit Committee of the Board of Directors of the Company approved the engagement of Marcum LLP (“Marcum”) as its auditor, subject to Marcum’s completion of their client acceptance procedures. Marcum will stand for appointment at the Company’s Annual General Meeting, currently scheduled for Thursday, December 15, 2022 (the “Meeting”). KPMG has confirmed that there are no reportable events (as such term is defined in National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”)).

Eric A. Adams, Chief Executive Officer of InMed, commented, “We are delighted to engage Marcum as the Company’s new auditors. We believe that Marcum’s breadth of expertise and its focus on mid-sized companies, including cross-border operations, makes Marcum well suited to support our efforts to deliver the high level of financial transparency and reporting to which our shareholders are accustomed.”

InMed has provided KPMG with a copy of the Form 8-K announcing their resignation and KPMG have furnished a letter addressed to the Securities and Exchange Commission stating that it has no disagreement with the disclosures therein.

To learn more about Marcum, please visit their website at https://www.marcumllp.com

Shareholder Meeting Details

While the Company intended to re-appoint the KPMG at the upcoming Meeting, it now wishes to amend the appointment of auditor resolution provided for in the Management Information Circular dated October 28, 2021 (the “Circular”), and to recommend the appointment of Marcum.

The Circular has been mailed to shareholders and is available for viewing on SEDAR. Except as described above, the Circular remains unchanged from the version that was mailed to the shareholders of the Company and previously filed on SEDAR.

The Circular and Form of Proxy previously distributed to registered shareholders in connection with the Meeting confers discretionary authority upon management (or other person designated as proxy therein) to vote on amendments or variations of matters coming before the Meeting. Management intends to rely on the discretionary authority granted in the Circular and form of proxy to vote FOR the appointment of Marcum as the Company’s auditor.

If a registered shareholder has submitted a management proxy and does not wish the proxy to be voted in this manner, they may revoke their proxy at any time prior to using it: (a) by depositing an instrument in writing, including another completed form of proxy, executed by such registered shareholder or by his, her or its attorney authorized in writing or by electronic signature; or (b) by transmitting by facsimile or electronic means, a revocation signed, subject to the Business Corporations Act (British Columbia), by electronic signature, delivered to the Proxy Department, Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, or to the address of the office of InMed at Suite 310 – 815 West Hastings St., Vancouver, British Columbia, V6C 1B4, at any time prior to 2:00 p.m. (PST) on the last business day preceding the day of the Meeting or any adjournment or postponement thereof; or (c) by personally attending the Meeting and voting the registered shareholders’ common shares; or (d) in any other manner permitted by law.

If a non-registered or beneficial shareholder wishes to revoke their previously given voting instructions, they must contact the broker or other intermediary to whom they provided their voting instruction forms and comply with any and all applicable requirements of such broker or intermediary. A broker or other intermediary may not be able to revoke voting instructions if it receives insufficient notice of revocation, and any non-registered shareholder wishing to revoke their voting instructions should contact such broker or intermediary in sufficient time to ensure that their revocation of voting instructions is received.

If as a registered shareholder you use your control number to access the Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies for the Meeting and will be provided with the opportunity to vote by online ballot on the matters put forth at the Meeting.

If you have any questions about any of the information in the Circular or this press release or require assistance in completing your form of proxy or voting instruction form, please consult your financial, legal, tax and other professional advisors or the Company’s strategic shareholder advisor and proxy solicitation agent, Computershare, by telephone at 1-866-732-VOTE (8683) (toll-free in North America) or at +1-312-588-4290 outside of North America, or by the internet at www.investorvote.com.

About InMed:

InMed Pharmaceuticals is a global leader in the research, development and manufacturing of rare cannabinoids, including clinical and preclinical programs targeting the treatment of diseases with high unmet medical needs. We also have significant know-how in developing proprietary manufacturing approaches to produce cannabinoids for various market sectors. For more information, visit www.inmedpharma.com.

Investor Contact:

Colin Clancy

Vice President, Investor Relations

T: +1.604.416.0999

E: cclancy@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking information in this news release includes statements about, but are not limited to: general business, economic, competitive, political and social uncertainties; uncertain and volatile equity and capital markets; lack of, or access to, capital; future demand for InMed’s business and risks related to the same; statements with respect to the appointment of a new Interim Chief Executive Officer and relating timings; statements with respect to the Company’s auditor including the engagement and appointment of a successor auditor; the anticipated timing to complete the change in auditors and file associated materials pursuant to applicable U.S. securities laws and NI 51-102; and, any proposed amendments to the resolutions at the Company’s Meeting.

With respect to the forward-looking information contained in this news release, InMed has made numerous assumptions regarding, among other things: the ability to obtain all necessary regulatory approvals on a timely basis, or at all; and, continued economic and market stability. While InMed considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies.

Additionally, there are known and unknown risk factors which could cause InMed’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed’s business is disclosed in InMed’s Annual Report on Form 10-K and other filings with the SEC on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.

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